 EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF AGENTIX CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Agentix Corp. for the quarter ended November 30, 2020, the undersigned, Rudy Mazzocchi, President and Chief Executive Officer of Agentix Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended November 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended November 30, 2020 fairly presents, in all material respects, the financial condition and results of operations of Agentix Corp.

Date: January 13, 2021	By:	/s/ Rudy Mazzocchi
Rudy Mazzocchi
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)